PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated October 23, 2023,
to
Prospectuses dated May 1, 2023
for
VUL Protector® and PruLife® SVUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On December 11, 2023, the following changes will occur:

1.The PSF PGIM Jennison Focused Blend Portfolio (“the merging Fund”) will merge into the PSF PGIM Jennison Blend Portfolio (“the successor Fund”). All assets in the merging Fund will automatically be transferred to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund will be automatically updated to replace the merging Fund with the successor Fund. All references to PSF PGIM Jennison Focused Blend Portfolio will be deleted.

2. The AST Advanced Strategies Portfolio will have new subadvisory arrangements and will restate its expenses. The row for AST Advanced Strategies Portfolio in APPENDIX A: Funds Available Under the Contract will be replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Balanced	AST Advanced Strategies Portfolio - PGIM Investments LLC, AST Investment Services, Inc.. / PGIM Quantitative Solutions LLC; Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; LSV Asset Management; PGIM Fixed Income; PGIM Real Estate	0.90%^	(16.62)%	3.79%	6.52%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP208
VULP14, VULP15, VULP18, VULP21, SVULP, SVULP20, SVULP21